                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 19, 1998 on our audits of the consolidated financial statements and financial statement schedule of Envirogen, Inc. We also consent to the reference to our firm under the caption "Experts".



                                         /s/ PricewaterhouseCoopers LLP


Florham Park, New Jersey
December 30, 1998